UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 7, 2024
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2024, V. Prem Watsa notified the board of directors (the “Board”) of BlackBerry Limited (the “Company”) of his intention to resign as a member of the Board and as a member of the Compensation, Nomination and Governance Committee of the Board, effective February 15, 2024. Mr. Watsa has served on the Board since November 2013 and his decision to resign was not the result of any disagreement with the Company on matters related to the Company’s operations, policies or practices.

On February 8, 2024, the Board appointed Philip Brace as a member of the Board, effective February 8, 2024. Mr. Brace will serve as a member of the Compensation, Nomination and Governance Committee of the Board.

Mr. Brace will receive the same compensation and indemnification as the Company’s other non-employee directors. The compensation program is described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on May 16, 2023. The form of indemnification agreement is filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023.

There are no transactions between Mr. Brace and the Company that would be reportable under Item 404(a) of Regulation S‑K. Mr. Brace was not selected pursuant to any arrangement or understanding between him and any other person.

Item 7.01 Regulation FD Disclosure.

On February 8, 2024, the Company issued a press release announcing, among other things, the resignation of Mr. Watsa and the appointment of Mr. Brace to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by BlackBerry Limited dated February 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	February 8, 2024	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer